Investment in Equity Investee	12 Months Ended
Mar. 31, 2022
Investment in Equity Investee [Abstract]
Investment in equity investee

10. Investment in equity investee

Investment in equity investee, consists of the following:

	As of March 31,
	2021	2022	2022
	(INR)	(INR)	(US$)
	(In million)
Investment in associate	0	96	1.3
Total	0	96	1.3

During the year ended March 31, 2020, Azure Power India Private Limited (“APIPL”) won a tender issued by Solar Energy Corporation of India Limited (SECI). Pursuant to the terms of the tender, APIPL was required to enter into a joint venture agreement on January 6, 2020 with a third party to establish a manufacturing facility with a capacity of manufacturing 500 MW (or 1000 MW with greenshoe) solar PV modules per annum. Accordingly, the Company had invested INR 0.026 million (US$0.0004 million) to acquire 26% of the equity shares in a newly formed company incorporated as part of the joint venture agreement to establish a manufacturing facility (investee) and is committed to further invest 26% of the equity required for construction of the manufacturing facility, and additionally procure modules. Based on commercial and business grounds, the Company has terminated the aforesaid joint venture agreement subsequent to the year end, and has incurred a one-time cost of INR 548 million (US$7.2 million) as a part of the settlement.

During the current year ended March 31, 2022, the Company has entered into a non-binding obligation with M/s Premier Energies limited (“Premier/ Manufacturer”), a solar module manufacturing company, relating to execution of tender received from SECI. The Company has initially invested INR 94 million (US$1.2 million) to acquire 26% of the equity shares of an entity, where Premier have invested in 74% of equity shares. Subsequent to the year end, the Company has entered into related module supply agreements and share and debentures subscription agreements with Premier. The Company is entitled for return of 10% p.a. on investment made under the agreement.